UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                GTC TELECOM CORP.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] $125 per Exchange Act Rule O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                GTC TELECOM CORP.
                           3151 Airway Ave., Suite P-3
                          Costa Mesa, California 92626

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 15, 2005


TO  OUR  STOCKHOLDERS:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of GTC Telecom Corp., to be held at our corporate headquarters, 3151 Airway Avenue, Suite P-3, Costa Mesa, California 92626 on Wednesday, June 15, 2005, at 9:30 a.m. PDT, to consider and act upon the following proposals, as described in the accompanying Proxy Statement:

1. To elect three (3) directors to serve until the next Annual Meeting of Stockholders and thereafter until their successors are elected and qualified;

2. To amend the Articles of Incorporation of the Company to increase the authorized Common Stock of the Company from 50 million shares to 100 million shares;

3. To ratify the appointment of Squar, Milner, Reehl & Williamson LLP as independent auditors of the Company for the fiscal year ending June 30, 2005; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on May 13, 2005, as the record date for Stockholders entitled to notice of and to vote at this meeting and any adjournments thereof.


                             By Order of the Board of Directors

                             /s/ Eric A. Clemons

                             Eric A. Clemons, Secretary



May __, 2005
Costa Mesa, California



ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.

                                GTC TELECOM CORP.
                           3151 Airway Ave., Suite P-3
                          Costa Mesa, California 92626
                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------
                               GENERAL INFORMATION

SOLICITATION,  VOTING  AND  REVOCABILITY  OF  PROXIES

The enclosed Proxy is solicited by the Board of Directors of GTC Telecom Corp. (the "Company" or "GTC") for use in connection with the Annual Meeting of Stockholders to be held at our corporate headquarters, 3151 Airway Avenue, Suite P-3, Costa Mesa, California 92626 on Wednesday, June 15, 2005, at 9:30 a.m. PDT, and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

The persons named as proxies were designated by the Board of Directors (the "Board") and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies that are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted:

1.     FOR  election  of  the  director  nominees  listed  below  (Proposal  1);

2. FOR the amendment of the Articles of Incorporation of GTC Telecom Corp. to increase the authorized Common Stock of the Company from 50 million shares to 100 million (Proposal 2);

3. FOR the ratification of the appointment of Squar, Milner, Reehl & Williamson LLP as independent auditors of the Company for the fiscal year ending June 30, 2005 (Proposal 3).

Officers of the Company or their designees will tabulate votes cast at the Annual Meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote;
(ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or
(iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter. Although abstentions and broker non-votes are not counted either "FOR" or "AGAINST" any proposals, if the number of abstentions or broker non-votes results in the votes "FOR" a proposal not equaling at least a majority of the quorum required for the proposal, the proposal will not be approved. This will be the case even though the number of votes "FOR" the proposal exceeds the number of votes "AGAINST" the proposal.

Section 2115 of the California General Corporation Law provides that corporations such as GTC Telecom Corp. that are incorporated in jurisdictions other than California and that meet various tests are subject to several provisions of the California General Corporation Law, to the exclusion of the law of the jurisdiction in which the corporation is incorporated. As of June 30, 2004, we met the tests contained in Section 2115. Consequently, as of that date we were subject to, among other provisions of the California General Corporation Law, Section 708 which governs cumulative voting.

Each share of common stock entitles the holder of record to one vote on any matter coming before the 2005 Annual Meeting. In voting for directors, however, shares may be voted cumulatively for persons whose names have been placed in nomination prior to the voting for the election of directors, but only if a stockholder present at the 2005 Annual Meeting gives notice at the 2005 Annual Meeting, prior to the voting for the election of directors, of his or her intention to vote cumulatively. Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.

                                      --2--

If any stockholder gives proper notice of his or her intention to vote cumulatively, then each stockholder eligible to vote will be entitled to cumulate his or her votes and to give any one or more of the nominees whose names have been placed in nomination prior to the voting a number of votes equal to the total number of directors to be elected multiplied by the number of shares that the stockholder is entitled to vote. In addition, the person or persons holding the proxies solicited by our board of directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the nominees of the board of directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold authority to vote for all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the board of directors, even if cumulative voting is not called for at the 2005 Annual Meeting.

A stockholder may choose to withhold from the proxy holder the authority to vote for any of the individual candidates nominated by our board of directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holder will not cast any of the stockholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the 2005 Annual Meeting. However, the proxy holder will retain the authority to vote for the candidates nominated by the board of directors whose names have not been struck out and for any candidates who may be properly nominated at the 2005 Annual Meeting. If a stockholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the 2005 Annual Meeting. Ballots will be available at the 2005 Annual Meeting for stockholders who desire to vote in person.

In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected. Votes against a candidate and votes withheld have no legal effect.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment. The Company does not know of any matters other than those set forth above that will be presented at the Annual Meeting.

OUTSTANDING  SHARES  AND  VOTING  RIGHTS

The only class of the Company's equity securities currently outstanding is its Common Stock. Stockholders of record at the close of business on May 13, 2005 are entitled to one vote for each share of Common Stock held by them. As of May 13, 2005, there were 23,426,622 shares of Common Stock outstanding. A majority of the shares of the Company's Common Stock present or represented and entitled to vote at the meeting is required to approve each proposal (other then the for the election of directors) presented at the meeting.

PROXIES

This Proxy Statement and the accompanying Proxy are being mailed to stockholders on or about May 20, 2005. The entire cost of the solicitation of Proxies will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone, fax, telegraph or cable. Officers and employees soliciting proxies will not receive any additional compensation for their services. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees.


                                      --3--

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Directors are elected by the stockholders at each annual meeting to hold office until their respective successors are elected and qualified. Pursuant to the Bylaws of the Company, the Board of Directors consists of not less than one (1) nor more than five (5) directors, and the number is presently fixed at three (3) members.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the Annual Meeting, management's proxies will be voted for a nominee or nominees designated by management or will be voted for a lesser number of directors. If there are other nominees, management's proxies will be voted so as to elect the greatest number of the following nominees. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve.

The nominees for election to the Board of Directors as selected by the Board of Directors of the Company are set forth below:

     S.  Paul  Sandhu
     Eric  Clemons
     Gerald  A.  DeCiccio

The biographies of nominees, including certain additional information, are set forth below:

S. PAUL SANDHU, 43, has been a director of the Company since August 28, 1998. Mr. Sandhu is currently the Company's Chief Executive Officer and the Chairman of the Company's Board of Directors. Mr. Sandhu has been with GTC since its inception. Mr. Sandhu has over fourteen (14) years experience with start-up and emerging growth companies. Mr. Sandhu was Co-Founder, President and Co-Owner of Maximum Security ("Maximum"), a security and surveillance company he started in 1992. While at Maximum, Mr. Sandhu actively managed a staff of over 200 employees. In 1997 Mr. Sandhu sold the business to his partner. Mr. Sandhu graduated from the University of Punjab in India with a degree in Engineering.

ERIC CLEMONS, 33, has been a director of the Company since August 28, 1998 and is currently the Company's President and a director of the Company. Mr. Clemons has been with GTC since its inception. Mr. Clemons has over twelve (12) years experience with sales and marketing organizations. Mr. Clemons most recent position prior to joining the Company was as Vice President of Marketing for Intelligent Electronic Communications managing a staff of 50 employees.

GERALD A. DECICCIO, 47, has been a director of the Company since November 3, 2000. Mr. DeCiccio first joined the Company in January 1999 as Chief Financial Officer. Mr. DeCiccio has over twenty (20) years experience in the financial and accounting field. Prior to joining GTC, Mr. DeCiccio was the Vice President of Finance and Administration for National Telephone & Communications, Inc., ("NT&C") a $150 million inter-exchange carrier and provider of communications products and services. While at NT&C, Mr. DeCiccio managed NT&C's finance, accounting, human resources and legal departments. Between 1995 and 1997, Mr. DeCiccio was the Corporate Controller for Newport Corporation, a $140 million multi-national manufacturer / distributor of laser and optics products. Prior to that, Mr. DeCiccio was the Director of Audit and Quality Systems for Sunrise Medical, Inc., a $750 million multi-national manufacturer / distributor of health care products. From 1980 to 1984, Mr. DeCiccio was a Supervising Senior Accountant for Ernst and Young. Mr. DeCiccio received his Bachelor of Science in Accounting from Loma Linda University, and his Masters of Science in Finance and Systems Technology from the University of Southern California. Mr. DeCiccio is a Certified Public Accountant in the State of California.

None of the nominees listed currently serve on the boards of any other public corporation or entity.


                                      --4--

Vote  Required  For  Election  of  Directors

Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. This means that the director nominee with the most votes for a particular slot on the board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor.

RECOMMENDATION  OF  THE  BOARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED ABOVE.







                                      --5--

                                  PROPOSAL TWO
                     AMENDMENT TO ARTICLES OF INCORPORATION

On April 27, 2005, the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Articles of Incorporation to authorize an increase from 50,000,000 shares of Common Stock to 100,000,000 shares of Common Stock, $0.0001 par value. No changes to the Company's existing 10,000,000 shares of authorized preferred stock, were effectuated. The Company proposes to amend Article IV of the Company's Articles of Incorporation to read as follows:

                                      ***

                                   ARTICLE IV

     The capital stock of the Corporation shall consist of 100,000,000 shares of Common Stock, $0.001 par value and 10,000,000 shares of preferred stock, $0.001 par value.

     The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                      ***

The Board of Directors believes that it is advisable and in the best interests of the Company to have available additional authorized but unissued shares of Common Stock to provide for future needs. The additional but unissued shares of Common Stock will be available for issuance from time to time by the Company in the discretion of the Board of Directors, which will determine the terms of such issuance, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The Company's Board of Directors believes that the additional but unissued Common and Preferred Stock may be necessary for future financing and to attract potential new equity capital to carry out the Company's business objectives. The Company is currently contemplating equity and debt financing, which would require the issuance of Common Stock.

Vote  Required  for  the  Amendment  of  the  Articles  Proposal

Approval of the Amendment of the Articles Proposal, will require the affirmative vote of at least a majority of the outstanding shares of the Corporation. Votes that are cast against the proposal will be counted for purposes of determining
(a) the presence or absence of a quorum and (b) the total number of negative votes cast with respect to the proposal. Abstentions and shares held by brokers that are present but not voted, because the brokers were prohibited from exercising discretionary authority ("broker non-votes"), will be counted as present for purposes of determining the presence or absence of a quorum.

RECOMMENDATION  OF  THE  BOARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO ITS ARTICLES OF INCORPORATION BE APPROVED.

                                      --6--

                                 PROPOSAL THREE
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

The Board of Directors has appointed Squar, Milner, Reehl & Williamson LLP ("Squar Milner"), independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2005 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board will reconsider its appointment. Squar Milner was the Company's independent auditor for the prior fiscal year ending June 30, 2004.

Representatives of Squar Milner are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The reports of Squar Milner on the Company's financial statements for the fiscal years ended June 30, 2004 and 2003, and the related statements of operations, stockholder's equity and cash flows for the two years then ended did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except as relating to the Registrant's ability to continue as a going concern.

Since the date of Squar Milner's engagement and during the two most recent fiscal years and any subsequent interim period, there were no disagreements with Squar Milner on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Squar Milner would have caused Squar Milner to make reference to the matter in their report.

There have been no disagreements between either Squar Milner and Management of the type required to be reported since the date of their engagement.

For the fiscal year ended June 30, 2004, the Company's fees for professional services rendered by its Independent Auditors were as follows:

(a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal year 2004 annual financial statements and review of the financial statements in the Company's reports on Form 10-QSB: $75,000.

(b)  Financial  Information  Systems  Design  and  Implementation  Fees:  None.

(c) All Other Fees: The aggregate fees billed for all other professional services provided to the Company (other than the services described above under "Audit Fees") for the fiscal year ended June 30, 2004 were $56,378 (primarily for tax).

The Board has considered and determined that the services rendered by the independent certified public accountants with respect to the foregoing fees are compatible with maintaining their independence.

RECOMMENDATION  OF  THE  BOARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF SQUAR, MILNER, REEHL & WILLIAMSON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2005.



                                      --7--

                                OTHER INFORMATION

DIRECTORS  AND  EXECUTIVE  OFFICERS

The directors and executive officers of the Company are set forth below, along with their biographies. See "ELECTION OF DIRECTORS" for the biographies of the Company's directors.

Name                            Positions

S.  Paul  Sandhu                Chief  Executive  Officer,  and  Director
Eric  Clemons                   President  and  Director
Gerald  A.  DeCiccio            Chief  Financial  Officer  and  Director

COMPENSATION  OF  BOARD  OF  DIRECTORS

The Company's current directors do not receive compensation for their services as directors of the Company.

BOARD  MEETINGS  AND  COMMITTEES

The Board of Directors of the Company held one meeting during the year ended June 30, 2004. All other actions were taken by unanimous written consent. Each director attended each of the meetings. The Board does not meet on any pre-determined schedule but meets on an as needed basis.

During the fiscal year ended June 30, 2004, the Board had an Audit Committee and a Compensation & Nominating Committee. The Audit Committee held one meeting during the year ended June 30, 2004. At that time, the Audit Committee comprised of former outside directors, Marilyn Creson Brown and John M. Eger. The Compensation & Nominating Committee held no meetings during the fiscal year ended June 30, 2004 and was comprised of former directors Brown and Eger.

On May 13, 2004, due to the departure of the Company's independent outside directors, the Board dissolved the Audit Committee and the Compensation &
Nominating Committee. As the Company is not listed on a national exchange, it is not required to maintain either an Audit or a Compensation & Nominating Committee. However, it is currently anticipated that following the recruitment of additional independent directors, the Company will reinstate both committees.

Following the dissolution of the Compensation & Nominating Committee, selection of Director nominees is determined by the full Board of Directors. At the time of this proxy statement, the Board has not established formal guidelines for the nomination of director candidates. Presently, the Board has also not established a policy with regard to the consideration of director candidates recommended by security holders. Following the establishment of a Nominating Committee as contemplated above, the Board intends to re-examine the creation of a shareholder nomination policy.


                      FULL REPORT OF THE BOARD OF DIRECTORS
                        IN LIEU OF AUDIT COMMITTEE REPORT

We have reviewed and discussed the Company's audited consolidated financial statements as of and for the fiscal year ended June 30, 2004 with the Company's management and Squar, Milner, Reehl & Williamson LLP ("Squar Milner"), the Company's independent certified public accountants.

We have received and reviewed the written disclosures and the letter from Squar Milner required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with Squar Milner their objectivity and independence.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

                                      --8--

Based on the reviews and discussions referred to above, we recommend to management that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 to be filed with the Securities and Exchange Commission.

By  /s/  S.  Paul  Sandhu
   S.  Paul  Sandhu

By  /s/  Eric  A.  Clemons
   Eric  A.  Clemons

By  /s/  Gerald  A.  DeCiccio
   Gerald  A.  DeCiccio





                                      --9--

EXECUTIVE  COMPENSATION

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended June 30, 2004, 2003 and 2002. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.



                                                             SUMMARY COMPENSATION TABLE

                                          ANNUAL  COMPENSATION                          LONG  TERM  COMPENSATION
                                         ----------------------                         AWARDS           PAYOUTS
                                                                                    -------------------------------
                                                                OTHER        RESTRICTED  SECURITIES                 ALL
NAME AND                                                        ANNUAL         STOCK     UNDERLYING    LTIP        OTHER
PRINCIPAL                          SALARY        BONUS       COMPENSATION      AWARDS     OPTIONS     PAYOUTS   COMPESATION
POSITION               YEAR         ($)           ($)            ($)            ($)       SARS (#)      ($)         ($)
---------------------------------------------------------------------------------------------------------------------------
Paul Sandhu           2004
(CEO)                (6/30)     $  184,800        -0-            5,000(1)       -0-          -0-        -0-        7,108(3)

                      2003
                     (6/30)        184,800        -0-           40,000(1)       -0-          -0-        -0-         -0-

                      2002
                     (6/30)        186,450       16,800         12,000(2)       -0-        280,000      -0-       27,139(3)

---------------------------------------------------------------------------------------------------------------------------
Eric Clemons          2004
(President)          (6/30)        167,200        -0-              -0-          -0-          -0-        -0-         -0-

                      2003
                     (6/30)        160,233        -0-              -0-          -0-          -0-        -0-         -0-

                      2002
                     (6/30)        198,550(4)     1,520         12,000(2)       -0-        270,000      -0-       24,554(3)
---------------------------------------------------------------------------------------------------------------------------
Gerald DeCiccio       2004
(CFO)                (6/30)        158,400        -0-              -0-          -0-          -0-        -0-         -0-

                      2003
                     (6/30)        158,400        -0-              -0-          -0-          -0-        -0-        6,092(3)

                      2002
                     (6/30)        155,100       14,400         12,000(2)       -0-        260,000      -0-       17,169(3)
---------------------------------------------------------------------------------------------------------------------------
Vi Bui(5)             2004
(General Counsel)    (6/30)        105,000        -0-              -0-          -0-           -0-       -0-         -0-

                      2003
                     (6/30)         94,298        -0-              -0-          -0-           -0-       -0-         -0-

                      2002
                     (6/30)          -0-          -0-              -0-          -0-           -0-       -0-         -0-
---------------------------------------------------------------------------------------------------------------------------

(1)     Amounts  paid  on  deferred  salary  from  prior  years
(2) Amounts paid for director's fees earned in fiscal year 2001 and paid in fiscal year 2002
(3)     Amounts  paid  for  vacation
(4)     Includes  $24,383  of  salary  advances
(5) Mr. Bui joined the Company on July 15, 2002. Mr. Bui is not an executive officer of the Company.


                                     --10--

STOCK  OPTIONS  GRANTED  TO  EXECUTIVE  OFFICERS  BY  THE  COMPANY

The following table summarizes stock option grants by the Company during the fiscal year ended June 30, 2004 to each of the executive officers identified in the Summary Compensation Table above. These stock options relate to the options to purchase the common stock of GTC Telecom Corp.



                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                            (INDIVIDUAL GRANTS)


                  NUMBER OF SECURITIES      PERCENT OF TOTAL
                       UNDERLYING         OPTIONS/SAR'S GRANTED
                 OPTIONS/SAR'S GRANTED   TO EMPLOYEES IN FISCAL    EXERCISE OF BASE PRICE
NAME                      (#)                     YEAR                     ($/SH)           EXPIRATION DATE
                 ----------------------  -----------------------  ------------------------  ---------------
Paul Sandhu                          0                         0  $                      0             n/a
                 ----------------------  -----------------------  ------------------------  ---------------
Eric Clemons                         0                         0  $                      0             n/a
                 ----------------------  -----------------------  ------------------------  ---------------
Gerald DeCiccio                      0                         0  $                      0             n/a
                 ----------------------  -----------------------  ------------------------  ---------------

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

The following table summarizes exercises of stock options during the fiscal year ended June 30, 2004 by each of the executive officers and the fiscal year-end value of unexercised options for such executive officers.




                                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                               AND FY-END OPTION/SAR VALUES


                                                                   NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED IN
                                                                   SECURITIES UNDERLYING       THE-MONEY OPTION/SARS
                   SHARES ACQUIRED ON             VALUE            OPTIONS/SARS AT FY-END (#)        AT FY-END ($)
NAME                  EXERCISE (#)             REALIZED ($)        EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
                 ----------------------  ------------------------  --------------------------  --------------------------

Paul Sandhu                           0                       n/a           207,000 / 198,000                       0 / 0
Eric Clemons                          0                       n/a           263,000 / 182,000                       0 / 0
Gerald DeCiccio                   2,500                       n/a           295,666 / 131,000                       0 / 0




EQUITY  COMPENSATION  PLANS

The  following  table  summarizes  equity  compensation  plans at June 30, 2004.

                                     EQUITY COMPENSATION PLANS AS OF JUNE 30, 2003


                                     (A)                         (B)                              (C)
                           ---------------------------  ----------------------  --------------------------------------
                           NUMBER OF SECURITIES
                           NUMBER OF SECURITIES         WEIGHTED-AVERAGE        REMAINING AVAILABLE FOR FUTURE
                           TO BE ISSUED UPON EXERCISE   EXERCISE PRICE OF       ISSUANCE UNDER EQUITY COMPENSATION
                           OF OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,    PLANS (EXCLUDING SECURITIES REFLECTED
                           WARRANTS AND RIGHTS          WARRANTS AND RIGHTS     IN COLUMN (A))
PLAN CATEGORY                        (#)                         ($)                              (#)
-------------------------  ---------------------------  ----------------------  --------------------------------------
Equity compensation plans
approved by security
holders                            1,931,600(1)                $ 0.47                           3,792,000(2)
-------------------------  ---------------------------  ----------------------  --------------------------------------
Equity compensation plans
not approved by security
holders                            1,362,400                   $ 0.53                                   0
-------------------------  ---------------------------  ----------------------  --------------------------------------
Total                              3,004,000                   $ 0.49                           3,792,000

1999  STOCK  OPTION  PLAN

On September 20, 1999, the Company's Board of Directors ("Board") approved the GTC Telecom Corp. Omnibus Stock Option Plan (the "1999 Plan"), effective October 1, 1999. The 1999 Plan was approved and ratified by the shareholders on December 13, 1999 at the Company's 1999 annual shareholder's meeting. Under the terms of the 1999 Plan, the Board has the sole authority to determine which of the eligible persons shall receive options, the number of shares which may be issued upon exercise of an option, and other terms and conditions of the options granted under the 1999 Plan to the extent they don't conflict with the terms of the 1999 Plan.

Upon implementation of the Company's 2001 Stock Incentive Plan (as described below), the Company closed the 1999 Plan. As of the end of the fiscal year ended June 30, 2004, a total of 723,600 options, previously issued to employees, exercisable at a weighted average of $0.94 per share remain outstanding.

2001  STOCK  INCENTIVE  PLAN

On October 17, 2001, the Company's Board approved the GTC Telecom Corp. 2001 Stock Incentive Plan (the "SIP Plan"), effective January 1, 2002. The SIP Plan was approved and ratified by the stockholders on December 13, 2001 at the Company's 2001 annual stockholder's meeting. The SIP Plan provides for the grant of various types of equity-based incentives, including stock options, stock appreciation rights ("SARs"), restricted stock, and cash and stock bonuses, on a current or deferred basis, collectively "Awards." The Company may settle Awards in cash or shares of the Company's Common Stock ("Shares").

Number of Shares Available. The maximum number of Shares that may be issued under the SIP Plan is 5,000,000 shares of the Company's Common Stock. The Internal Revenue Code requires a fixed limit on the number of Shares that may be covered by options and SARs granted to any one individual in any one calendar year and a fixed limit on the number of Shares that may be covered by all Awards granted to any one individual in any one calendar year. These limits are each 1,000,000 shares.

Plan Administration. The SIP Plan may be administered by the Board or by a committee appointed by the Board (the "Committee"). Currently the SIP Plan is administered by the full Board of Directors. Subject to the express terms of the SIP Plan, the SIP Plan administrator will have broad power to administer, construe, and interpret the SIP Plan.

                                     --11--

Consideration for Awards and Shares. Awards may be issued for services rendered or to be rendered. Shares also may be issued for any lawful consideration, including cash, other securities or rights. The administrator may authorize loans from the Company to participants in the amount necessary for participants to pay the withholding taxes due in connection with the exercise or vesting of Awards.

Eligibility. All directors, officers, consultants, and employees of the Company and its subsidiaries are eligible for Award grants. Only persons actually selected by the administrator will be granted Awards.

During the fiscal year ended June 30, 2004, the Company issued options to certain employees to purchase an aggregate of 56,000 shares of common stock at a weighted average exercise price of $0.12 per share pursuant to the SIP Plan (each issuance priced at the estimated fair market value of the Company's common stock on the date of grant). The options vest over five years from the date of grant and are exercisable through December 2013. Subsequently, due to the departure of the employees, these options were forfeited.

During the year ended June 30, 2004, the Company issued options pursuant to the SIP Plan to certain board of directors and an employee to purchase an aggregate of 30,000 shares of common stock, at a weighted average exercise price of $0.12 per share (each issuance priced at the estimated fair market value of the Company's common stock on the date of grant). The options vested on the date of grant and are exercisable through April 2006. Subsequently, due to the departure of the directors, these options were forfeited.

On December 21, 2004, the Company's Board granted, pursuant to the SIP Plan, Incentive Stock Options (as defined by the SIP Plan), to purchase an aggregate of 1,375,000 shares of the Company's common stock at an exercise price of $0.10 per share (the fair market value of the Company's common stock on the day of grant), to certain employees of the Company. In addition, on December 21, 2004, the Company's Board granted to the Company's CEO, pursuant to the SIP Plan, options to purchase 925,000 shares of the Company's common stock at an exercise price equal to 110% of the fair market value on the date of grant ($0.11 per share). The options vest equally over a period of five years from the date of grant and are exercisable through December 2013.

NON-PLAN  ISSUANCES

On April 12, 2004, the Company entered into an agreement with an outside consultant for investor relations services. Pursuant to the agreement, the Company agreed, in addition to certain cash consideration, to issue to the investor relations company, warrants to purchase up to 500,000 shares of the Company's common stock. The warrants have an exercise price of $0.13 per share. The warrants are valued at approximately $65,000 (based on the Black Scholes pricing model) which the Company recorded to consulting expense in April 2004. The warrants vest immediately and are exercisable for a period of three years from the date of issuance.

BONUS  POOL  PLAN

On January 5, 2005, the Board of Directors approved the establishment of a bonus pool plan (the "Bonus Plan") to incentivize its executive officers and employees in an effort to increase the Company's profitability and productivity. Pursuant to the Bonus Plan, upon reaching revenue goal milestones as set forth below, executives and employees of the Company would be entitled to share in the corresponding bonus pool. Individual distributions from the pool, if any, would be recommended by the officers of the Company, subject to final approval by the Board of Directors.

                                                       Bonus Pool Amount
   Quarter                           Revenue  Goal  Executives  Non-Executives
   -----------------------------     -------------  ----------  --------------
   1st  Quarter  ending  3/31/05     $2.5  Million    $30,000       $30,000
   2nd  Quarter  ending 6/30/05      $3.15 Million    $45,000       $45,000
   3rd  Quarter  ending  9/30/05     $4.0  Million    $60,000       $60,000
   4th  Quarter  ending 12/31/05     $5.0  Million    $75,000       $75,000

As of the date of this Proxy Statement, no distributions have been made pursuant to the Bonus Pool Plan.

                                     --12--

EMPLOYMENT  AGREEMENTS

On December 1, 1998, the Company entered into an Employment Agreement with Paul Sandhu, the Company's Chief Executive Officer. The Agreement was approved by the Board of Directors of the Company. On September 6, 2001, the Compensation Committee of the Board agreed to revise the Agreement increasing Mr. Sandhu's salary to $184,800. The Agreement continues for an indefinite term but may be canceled at any time by either the Company or Mr. Sandhu. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. Sandhu 25% of his then annual salary as severance.

On December 1, 1998, the Company entered into an Employment Agreement with Eric Clemons, the Company's President. The Agreement was approved by the Board of Directors of the Company. On September 6, 2001, the Compensation Committee of the Board agreed to revise the Agreement increasing Mr. Clemon's salary to $167,200. The Agreement continues for an indefinite term but may be canceled at any time by either the Company or Mr. Clemons. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. Clemons 25% of his then annual salary as severance.

On December 1, 1998, the Company entered into an Employment Agreement with Gerald DeCiccio, the Company's Chief Financial Officer. The Agreement was approved by the Board of Directors of the Company. On September 6, 2001, the Compensation Committee of the Board agreed to revise the Agreement increasing Mr. DeCiccio's salary to $158,400. The Agreement continues for an indefinite term but may be canceled at any time by either the Company or Mr. DeCiccio. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. DeCiccio 25% of his annual salary as severance.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

In February 2004, the Company's Chief Financial Officer exercised options (previously granted pursuant to his director compensation agreement) to purchase a total of 2,500 shares of the Company's common stock for $25.

As of June 30, 2004, the Company has net advances to Eric Clemons, President of the Company, of $60,306. The advances accrue interest at 10% (no interest income has been recorded as of June 30, 2003) and are due on demand. The Company has reclassified the note receivable as an increase to stockholders' deficit in the accompanying consolidated balance sheet at June 30, 2004. There have been no additional advances since June 2001.

In February, 2003, Perfexa-U.S. entered into a Master Services Agreement with its parent, GTC Telecom Corp. whereby Perfexa-U.S. agreed to provide call center outsourcing and Information Technology systems development for GTC. Pursuant to the terms of the Agreement, GTC has agreed to reimburse the Company for such services on a cost plus 5% basis. Work on this agreement commenced May 1, 2003 upon completion of the Company's call center.

Since inception, Perfexa-U.S. and its Indian subsidiary Perfexa-India has relied upon its parent, GTC Telecom Corp. for funding and for administrative services required in the development of its business plan. Perfexa is obligated to reimburse GTC for such advances and its share of such expenses. As of June 30, 2004, the Company has advanced Perfexa-U.S. $3,314,957 in cash and equipment, of which $661,504 was for the purchase of equipment and $2,653,453 for operating expenses. In addition, the Company has allocated $2,080,503 of shared administrative expenses to Perfexa-U.S. Cash and equipment advances accrue interest of 10% per annum and are due upon demand. Shared administrative expenses accrue no interest and are also due upon demand.

Pursuant to a Master Services Agreement between Perfexa-US and GTC, Perfexa provides call center and IT development services to GTC on a cost plus 5% basis. As of June 30, 2004, Perfexa-U.S. has billed GTC $1,279,343 for such services.

                                     --13--

As of June 30, 2004, Perfexa-U.S. owes GTC $3,954,217 net of $161,900 repaid by Perfexa-U.S. from funds raised and $1,279,343 in amounts billed for services rendered.

See above for transactions relating to issuances of options to Officers and Directors from the Company's stock option plans.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth information as of April 30, 2005, with respect to each person who is known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, the number of shares and the percentage so owned, as well as the beneficial ownership of Common Stock of the Company by the directors, the executive officers of the Company and all directors and executive officers as a group.

                                                            COMMON STOCK  PERCENT OF
TITLE OF CLASS         NAME AND ADDRESS OF BENEFICIAL OWNER  OUTSTANDING  OUTSTANDING
----------------------- -----------------------------------  ----------   ------------
                        Paul Sandhu(1)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                4,187,715      17.87%


                        Eric Clemons(2)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                  882,522       3.77%

                        Gerald A. DeCiccio(3)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                  413,500       1.77%

                        Reet Trust(8)
                        21520 Yorba Linda, Suite 6227
Common Stock            Yorba Linda, CA 92887                2,000,000       8.54%

                        Rapaport  Family  Trust
                        584  Via  Almar
Common Stock            Palos Verdes Peninsula CA, 90275     1,195,000       5.10%


All Directors and
Officers as a
Group (3
Persons in total)                                            5,483,737       23.41%


(1) Includes 693,000 options to acquire shares of Company common stock in accordance with Mr. Sandhu's director compensation agreement and the Company's employee benefit plan. Does not include an aggregate of 837,000 unvested options to acquire shares of Company common stock granted in accordance with the Company's employee benefit plan.
(2) Includes 572,000 options to acquire shares of Company common stock in accordance with Mr. Clemons' director compensation agreement and the Company's employee benefit plan. Does not include an aggregate of 573,000 unvested options to acquire shares of Company common stock in accordance with the Company's employee benefit plan.
(3) Includes an aggregate of 391,000 options to acquire shares of Company common stock in accordance with Mr. DeCiccio's employment and director compensation agreements and the Company's employee benefit plan. Does not include an aggregate of 394,000 unvested options to acquire shares of Company common stock in accordance with the Company's employee benefit plan.
(4) The trustee of the Reet Trust is Teg Sandhu, father of Paul Sandhu. However, Paul Sandhu disclaims any beneficial ownership to the shares held by the Reet Trust.

The Company believes that the beneficial owners of securities listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

                                     --14--

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent Stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and representations that no other reports were required and to the best of its knowledge, during the year ended June 30, 2004, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent stockholders were complied with.

                              STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be included in the Company's proxy statement for the 2005 Annual Meeting of Stockholders must be received by GTC Telecom Corp., Attn: General Counsel, at 3151 Airway Ave., Suite P-3, Costa Mesa, CA 92626 no later than November 30, 2005. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in February 2006.

We have not been notified by any stockholder of his intent to present a stockholder proposal from the floor at the 2005 Annual Meeting. Accordingly, no stockholder motions from the floor will be considered at the meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the 2005 Annual Meeting.

                              AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934. In accordance with that act, we file reports, proxy statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public
Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Copies of these materials can also be obtained from the Securities and Exchange Commission at prescribed rates by writing to the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Our common stock trades on the OTC Bulletin Board under the symbol "GTCC."

                                  OTHER MATTERS

The Company has enclosed with this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB to Stockholders for the year ended June 30, 2004. The annual report is not incorporated by reference into this proxy statement and is not deemed to be a part of this proxy solicitation material.

Management knows of no other matters to come before the meeting. If, however, any other matter properly comes before the meeting, the persons named in the enclosed Proxy form will vote in accordance with their judgment upon such matter.

Stockholders who do not expect to attend in person are urged to promptly execute and return the enclosed Proxy.

                                 By order of the Board of Directors

                                 /s/ Eric A. Clemons

                                 Eric A. Clemons
                                 Secretary
Costa  Mesa,  California
May  __,  2005

                                     --15--

PROXY
                                GTC TELECOM CORP.
            3151 Airway Ave., Suite P-3, Costa Mesa, California 92626 Proxy for Annual Meeting of Stockholders - June 15, 2005

          (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoint S. PAUL SANDHU and ERIC CLEMONS, and each of them, as proxy or proxies for the undersigned, with full power of substitution, who may act by unanimous vote of said proxies or their substitutes as shall be present at the meeting, or, if only one be present, then the one shall have all the powers hereunder, to represent and to vote, as designated herein (If no direction is made, this Proxy will be voted FOR Proposals 1, 2, and 3), all of the shares of GTC Telecom Corp. (the "Company") standing in the name of the undersigned, at the Annual Meeting of Stockholders of the Company to be held at our corporate headquarters, 3151 Airway Avenue, Suite P-3, Costa Mesa, California 92626 on Wednesday, June 15, 2005, at 9:30 a.m. PDT, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                PLEASE MARK YOUR VOTES AS INDICATED IN THIS PROXY

ITEM  1  -  ELECTION  OF  DIRECTORS
            NOMINEES:

          The  Board  of Directors recommends a vote FOR the following Nominees:

          S. PAUL SANDHU            [  ]   For  All  Nominees
          ERIC A. CLEMONS           [  ]   Withhold  All  Nominees
          GERALD A. DECICCIO        [  ]   Withhold  Authority  to  Vote  For
                                           Any Individual Nominee. Write Name(s)
                                           of Nominee(s) Below.

WITHHELD AUTHORITY FOR: (Write that nominee's name in the space provided below)._________________________________________


                                                 FOR     AGAINST     ABSTAIN
ITEM 2 - TO AMEND THE ARTICLES OF
INCORPORATION OF GTC TELECOM CORP. TO
INCREASE THE AUTHORIZED COMMON STOCK OF          [  ]     [  ]         [  ]
THE COMPANY FROM 50 MILLION TO 100 MILLION

                                                 FOR     AGAINST     ABSTAIN

ITEM 3 - TO RATIFY THE SELECTION OF SQUAR,
MILNER, REEHL & WILLIAMSON LLP AS THE
COMPANY'S INDEPENDENT ACCOUNTANTS                [  ]     [  ]         [  ]


      Signature(s)  ________________________________________  Date _____________

                    ________________________________________
                                 (Print Name)

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.